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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 14, 1997 relating to the consolidated financial statements of PIMCO Advisors L.P. as of December 31, 1996 and for the year then ended, which appear in such Prospectus. We also consent to the reference to us under the headings 'Experts' in such Prospectus.

PRICE WATERHOUSE LLP

Los Angeles, California
November 4, 1997